UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 15, 2023
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
____________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0004 par value	ELVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On February 15, 2023, Elevate Credit, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) at which stockholders of the Company (i) approved and adopted the Agreement and Plan of Merger, dated as of November 16, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, PCAM Acquisition Corp., a Delaware corporation (“Parent”), and PCAM Merger Sub Corp., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), under which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent and (ii) approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.
As of the close of business on January 9, 2023, the record date for the Special Meeting (the “Record Date”), 31,461,293 shares of the Company’s Common Stock, par value $0.0004 per share (the “Common Stock”), were outstanding and entitled to vote at the Special Meeting. Each holder of Common Stock was entitled to one vote on each matter submitted to a vote at the Special Meeting for each share of Common Stock that the stockholder owned as of the Record Date. A total of 21,820,895 shares of Common Stock were present virtually or by proxy, representing 69.4% of the total number of shares outstanding and entitled to vote, which constituted a quorum to conduct business at the Special Meeting.
The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 17, 2023.
Each of the proposals was approved by the requisite vote of the Company’s stockholders.

Proposal 1.	To approve and adopt the Merger Agreement. The proposal received the following votes:

	Votes For	Votes Against	Abstain
	19,238,448	2,508,291	74,156
The proposal was approved by the requisite vote of the Company's stockholders.

Proposal 2.
To vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger. The proposal received the following votes:

	Votes For	Votes Against	Abstain
	13,272,782	8,294,883	253,230
The proposal was approved by the requisite vote of the votes cast on such matter.
Since there were sufficient votes at the Special Meeting to adopt and approve the Merger Agreement, stockholders of the Company were not asked to vote with respect to the proposal to adjourn the Special Meeting from time to time to a later date or time, if necessary or appropriate, to solicit additional proxies to vote in favor of the proposal to adopt the Merger Agreement.
Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Special Meeting.
Subject to the satisfaction or waiver of all of the conditions to the closing of the Merger in the Merger Agreement, the Merger is expected to be completed prior to the end of the first quarter of 2023.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K (“Form 8-K”) includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions as to the timing and outcome of future events, including the transactions described in this Form 8-K. While the Company’s management believes the assumptions underlying the forward-looking statements are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks and uncertainties include, but are not limited to: (i) the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the Merger Agreement; (iv) the inability to consummate the transaction due to the failure to satisfy other conditions to completion of the transaction; (v) risks that the proposed transaction disrupts current plans and operations of the Company; (vi) the amount of the costs, fees, expenses and charges related to the transaction; and (vii) the other risks and important factors contained and identified in the Company’s filings with the United States Securities and Exchange Commission, such as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, any of which could cause actual results to differ materially from the forward-looking statements in this Form 8-K.
There can be no assurance that the proposed transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this Form 8-K. The Company is not under any duty to update any of these forward-looking statements after the date of this Form 8-K, nor to conform prior statements to actual results or revised expectations and it does not intend to do so.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	February 16, 2023	By:	/s/ Steven A. Trussell
Steven A. Trussell
Chief Financial Officer

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